                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ____________

                                  FORM 8-K/A

                      AMENDMENT NO. 1 TO CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported)     April 6, 1995




                         SOUTHERN MINERAL CORPORATION
________________________________________________________________________________
              (Exact name of registrant as specified in charter)




       Nevada                           0-8043                 36-2068676
________________________________________________________________________________
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


     17001 Northchase, Suite 690, Houston, Texas               77060-2138
________________________________________________________________________________
      (Address of principal executive offices)                 (Zip Code)




      Registrant's telephone number, including area code   (713) 872-7621





________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Proforma Financial Information and Exhibits

   (a)    Financial Statements of Business Acquired

   The audited financial statements for Diverse GP III ("DGP III"), a Texas general partnership of which an undivided 15% interest is the sole asset of SMC Production Co., formerly named Diverse Production Co. ("DPC"), are filed as a part of the originally filed Form 8-K dated April 6, 1995. The Registrant considers its purchase of DPC to be an acquisition of DPC's 15% investment in DGP III. DPC's other assets and operations were sold or otherwise disposed of before the Registrant's April 6, 1995 acquisition of DPC. Because such other assets and operations are not relevant to the interests acquired by the Registrant, historical financial information for DPC is not included herein. The Registrant is not aware of any other DPC assets, liabilities, or contingent liabilities other than the 15% investment in DGP III.

   (b)    Pro Forma Financial Information

   On April 6, 1995, the Registrant consummated the transactions contemplated by an Exchange Agreement executed March 2, 1995 by and among DPC, the shareholders of DPC and the Registrant (the "Agreement"). DPC's sole asset is its investment in 15% of DGP III, which is engaged in the acquisition, exploitation and production of oil and gas reserves. Before April 6, 1995, DPC and DGP III had the same beneficial owners. Pursuant to the Agreement, the Registrant issued 2,193,919 shares of its common stock and granted options for the purchase of 325,000 of its common stock to the DPC shareholders in exchange for all of DPC's capital stock. The stock options granted under the Agreement are exercisable at any time before April 7, 2000 at a purchase price of $1.25 per share. The Registrant will account for this acquisition as a purchase and record the transaction at a purchase price of $1.00 per share, the average trade price of a share of the Registrant's common stock as reported on the NASDAQ SmallCap Market during the period March 30, 1995 to April 13, 1995.

   The unaudited pro forma condensed consolidated balance sheet as of March 31, 1995 and the unaudited pro forma condensed consolidated statements of operations for the twelve months and three months ended December 31, 1994 and March 31, 1995, respectively, are consolidations of such statements of the Registrant and DPC under the assumptions set forth below in the accompanying notes and are subject to change. In addition, the Registrant considers its purchase of DPC to be an acquisition of DPC's 15% investment in DGP III. DPC sold or otherwise disposed of its other assets and operations before the April 6, 1995 consummation of the transactions contemplated by the Agreement.
Because such other assets and operations are not relevant to the interests acquired by the Registrant, such financial information for DPC is not included herein. The Registrant is not aware of any other DPC assets, liabilities, or contingent liabilities other than the 15% investment in DGP III.

   The unaudited pro forma condensed consolidated balance sheet as of March 31, 1995 presents the acquisition of DPC as if it had occurred at March 31, 1995, while the unaudited condensed consolidated statements of operations for the twelve months ended December 31, 1994 and three months ended March 31, 1995 present the transaction as if it had occurred at January 1, 1994.

   The unaudited pro forma financial statements should be read in conjunction with the separate financial statements and notes thereto of DGP III included in the Registrant's originally filed report on Form 8-K dated April 6, 1995 and the Registrant's financial statements and notes thereto included in its previously filed Form 10-K for its fiscal year ended December 31, 1994 and Form 10-QSB for its fiscal quarter ended March 31, 1995. The unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations of the consolidated companies that might have occurred or as it may be in the future.

               Index to Unaudited Pro Forma Financial Statements


                                                                     Page Number
   Pro Forma Condensed Consolidated Balance Sheet as of
       March 31, 1995                                                    5

   Pro Forma Condensed Consolidated Statement of
       Operations for the Twelve Months Ended
       December 31, 1994                                                 6

   Pro Forma Condensed Consolidated Statement of
       Operations for the Three Months Ended
       March 31, 1995                                                    7

   Notes to Pro Forma Condensed Consolidated Financial
       Statements for the Balance Sheet as of March 31, 1995,
       the Statement of Operations for the Twelve Months
       Ended December 31, 1994 and the Statement of
       Operations for the Three Months Ended March 31, 1995              8


                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                              As of March 31, 1995
                                  (Unaudited)
                                (000's Omitted)

                                                                  Pro Forma
                                                                 Adjustments
                                      Southern       SMC        --------------
                                      Mineral     Production             Note     Pro Forma
                                     Corporation    Co. (1)     Amount   Ref.    Consolidated
                                     -----------  ----------    ------   ----    ------------
ASSETS
Current Assets
  Cash and cash equivalents               $51         $96         --               $147

  Marketable securities                 1,499          --         --              1,499

  Receivables                             204         126         --                330

  Other                                    60          --         --                 60
                                       ------        ----     ------             ------
  Total Current Assets                  1,814         222         --              2,036
                                       ------        ----     ------             ------
Property and Equipment, net             1,344         751      1,315    (2)       3,486

                                                                  76    (3)
Other Assets                               42           4         --                 46
                                       ------        ----     ------             ------
                                       $3,200        $977     $1,391             $5,568
                                       ======        ====     ======             ======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable                       $185         $99         76    (3)        $360

                                       ------        ----     ------             ------
  Total Current Liabilities               185          99         76                360
                                       ------        ----     ------             ------
Deferred Income Taxes                      --          --         --                 --

Stockholders' Equity
  Common Stock                             42          13         22    (2)          64
                                                                 (13)   (4)
  Additional paid-in capital              853         804      2,171    (2)       3,024
                                                                (804)   (4)
  Retained earnings                     2,167          61        (61)   (4)       2,167

                                       ------        ----     ------             ------
                                        3,062         878      1,315              5,255

  Treasury stock                          (47)         --         --                (47)

                                       ------        ----     ------             ------
  Total Stockholders' Equity            3,015         878      1,315              5,208
                                       ------        ----     ------             ------
                                       $3,200        $977     $1,391             $5,568
                                       ======        ====     ======             ======

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                 For the Twelve Months Ended December 31, 1994
                                  (Unaudited)
                    (000's Omitted, Except for Share and Per
                                 Share Amounts)

                                                                            Pro Forma
                                                                           Adjustments
                                          Southern           SMC         ---------------
                                          Mineral        Production                 Note       Pro Forma
                                        Corporation       Co. (1)         Amount    Ref.      Consolidated
                                        -----------      ----------       ------   -----      ------------
Revenues
  Oil and gas                               $1,747           $835            --                  $2,582

  Interest                                      56             --            --                      56

  Other                                         86            131            --                     217

                                         ---------           ----          ----               ---------
                                             1,889            966            --                   2,855
                                         ---------           ----          ----               ---------
Expenses
  Production                                   548            401            --                     949

  Exploration                                1,566              6            --                   1,572

  Depletion and depreciation                   704            192            83   (5)               979

  Valuation reduction                        1,724             --            --                   1,724

  General and administrative                   903             43            --                     946

  Other                                        135             --            --                     135

                                         ---------           ----          ----               ---------
                                             5,580            642            83                   6,305
                                         ---------           ----          ----               ---------
Net income (loss) before
  income taxes                              (3,691)           324           (83)                 (3,450)

Income tax benefit                            (558)            --            --  (6)               (558)
                                         ---------           ----          ----               ---------
Net income (loss)                          ($3,133)          $324          ($83)                ($2,892)
                                         =========           ====          ====               =========

Net loss per share                          ($0.78)                                              ($0.46)
                                         =========                                            =========
Average common and common
  equivalent shares outstanding          4,024,421                                            6,268,340
                                         =========                                            =========


                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1995
                                  (Unaudited)
                    (000's Omitted, Except for Share and Per
                                 Share Amounts)

                                                                           Pro Forma
                                                                           Adjustments
                                           Southern         SMC          ---------------
                                           Mineral       Production                 Note       Pro Forma
                                         Corporation      Co. (1)         Amount    Ref.      Consolidated
                                         -----------     ----------       ------    -----     ------------
Revenues
  Oil and gas                                 $442           $197            --                    $639

  Interest                                      21             --            --                      21

  Other                                          9             53            --                      62

                                         ---------            ---          ----               ---------
                                               472            250            --                     722
                                         ---------            ---          ----               ---------
Expenses
  Production                                    93            124            --                     217

  Exploration                                  165             --            --                     165

  Depletion and depreciation                   101             51            19   (5)               171

  Valuation reduction                           --             --            --                      --

  General and administrative                   214             14            --                     228

  Other                                         --             --            --                      --

                                         ---------            ---          ----               ---------
                                               573            189            19                     781
                                         ---------            ---          ----               ---------
Net income (loss) before
  income taxes                                (101)            61           (19)                    (59)

Income tax benefit                              --             --            --   (6)                --

                                         ---------            ---          ----               ---------
Net income (loss)                            ($101)           $61          ($19)                   ($59)
                                         =========            ===          ====               =========

Net income (loss) per share                 ($0.02)                                              ($0.01)
                                         =========                                            =========

Average common and common
  equivalent shares outstanding          4,074,421                                            6,268,340
                                         =========                                            =========


                          Southern Mineral Corporation

        Notes to Pro Forma Condensed Consolidated Financial Statements
                  for the Balance Sheet As of March 31, 1995,
             for the Statement of Operations for the Twelve Months
               Ended December 31, 1994 and for the Statement of
             Operations for the Three Months Ended March 31, 1995
                                  (Unaudited)

Note 1: The sole asset of SMC Production Co., formerly named Diverse Production Co. ("DPC") is its undivided 15% interest in Diverse GP III ("DGP III"), a Texas general partnership engaged in the acquisition, exploitation and production of oil and gas reserves. The financial statements of DPC presented herein have been compiled based on its 15% investment in DGP III.

Note 2: Reflects shares issued by Registrant for all of the outstanding capital stock of DPC.

Note 3: Reflects additional acquisition costs incurred by Registrant for DPC. The Registrant had recorded approximately $78,000 of such costs in its March 31, 1995 balance sheet.

Note 4:   To eliminate DPC's equity.

Note 5: To record the increase in depletion and depreciation expense as a result of the increase in the carrying value of property and equipment attributable to the investment in DGP III.

Note 6: For the pro forma results of the twelve months ended December 31, 1994 and of the three months ended March 31, 1995 the income tax benefit was limited by the Registrant's inability to recognize all of the tax benefits of its net operating loss ("NOL") and future deductible temporary differences in the calculation of its tax expense under Statement of Financial Accounting Standards No. 109. However, these amounts are expected to be available to reduce future tax liabilities in years in which the Registrant has taxable earnings. As reported in its Form 10-K for the year ended December 31, 1994, the Registrant estimated that for Federal tax purposes, it had NOL carryforwards of approximately $1,987,000 which are available to offset future Federal taxable income through 2010. If the DPC acquisition had occurred at January 1, 1994, the Registrant estimates that its NOL carryforward for Federal tax purposes at March 31, 1995 would approximate $1,460,000.

Note 7: Sales of oil and gas hydrocarbons are the Registrant's principal source of revenues and cash flows. Future sales of such products are dependent on the Registrant's ownership of currently producing oil and gas reserves and its primary business activity, which is the acquisition, exploitation and production of oil and gas reserves. Registrant's acquisition of a 15% interest in DGP III through its acquisition of DPC has significantly increased the Registrant's proven reserves. The table below sets out the Registrant's proven reserve quantities and standardized measure of discounted future net cash flows as if the acquisition of DPC had occurred effective December 31, 1994 and has been prepared using the information contained in Note 7 of the notes to the financial statements of

          DGP III as of December 31, 1994 included in the Registrant's originally filed Form 8-K dated April 6, 1995, and Note 10 of the notes to the financial statements included in the Registrant's
          Form 10-K for the year ended December 31, 1994 previously filed with the Securities and Exchange Commission. Accordingly, the following information is subject to the limitations, qualifications and other information disclosed in such financial statement notes.

                                               Southern          SMC
                                                Mineral       Production        Pro Forma
                                              Corporation      Co. (A)        Consolidated
                                              ------------    ----------      ------------

Proved Reserve Quantities:

Oil and Natural Gas Liquids (BBLs)              228,000           185,000          413,000
                                             ==========        ==========       ==========

Natural Gas (MMCF)                              786,000         1,960,000        2,746,000
                                             ==========        ==========       ==========

Standardized measure of discounted
  future net cash flows                      $2,334,000        $2,382,000       $4,716,000
                                             ==========        ==========       ==========



            (A) For "Proved Reserve Quantities", represents 15% of the amount of the line indicated as Proved Developed and Undeveloped Reserves (at) December 31, 1994 set forth in the section titled "Estimated Quantities of Proved Oil and Gas Reserves (Unaudited)" in Note 7 to DGP III's financial statements included in Registrant's originally filed Form 8-K dated April 6, 1995. For the "Standardized measure of discounted future net cash flows", represents 15% of the amount of such indicated line set forth in the section titled "Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil & Gas Reserves - (Unaudited)" in Note 7 to DGP III's financial statements included in Registrant's originally filed Form 8-K dated April 6, 1995.

                                    Exhibits


(10)    (i)      Exchange Agreement by and among Diverse Production Co., the
                 Shareholders of Diverse Production Co., and Southern Mineral
                 Corporation dated March 2, 1995 (incorporated by reference to
                 Exhibit (a) (10)(i) of Item 14, Part IV of the Registrant's
                 Annual Report on Form 10-K for the year ended December 31,
                 1994).

        (1) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and B. Travis Basham (previously filed with original Form 8-K dated April 6, 1995).

        (2) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and Venucot Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (3) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and Thomas R. Fuller (previously filed with original Form 8-K dated April 6, 1995).

        (4) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and Michmatt, Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (5) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and Donald H. Wiese, Jr. (previously filed with original Form 8-K dated April 6, 1995).

        (6) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and DHW Energy, Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (7) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and Spencer L. Youngblood (previously filed with original Form 8-K dated April 6, 1995).

        (8) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and Kona, Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (9) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and L. Todd Gremillion (previously filed with original Form 8-K dated April 6, 1995).

        (10) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and B. Travis Basham (previously filed with original Form 8-K dated April 6, 1995).

        (11) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and Venucot, Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (12) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and Thomas R. Fuller (previously filed with original Form 8-K dated April 6, 1995).

        (13) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and Michmatt, Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (14) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and Donald H. Wiese, Jr. (previously filed with original Form 8-K dated April 6, 1995).

        (15) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and DHW Energy, Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (16) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and Spencer L. Youngblood (previously filed with original Form 8-K dated April 6, 1995).

        (17) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and Kona, Inc. (previously filed with original Form 8-K dated April 6, 1995).

        (18) Registration Rights Agreement dated April 6, 1995 between Southern Mineral Corporation and L. Todd Gremillion (previously filed with original Form 8-K dated April 6, 1995).

        (19) Stock Option Agreement dated April 6, 1995 between Southern Mineral Corporation and Robert R. Hillery (previously filed with original Form 8-K dated April 6, 1995).

        (20) Diverse GP III General Partnership Agreement effective 29th September, 1990, as amended (filed herewith).

                                                          SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      SOUTHERN MINERAL CORPORATION



Date  June 9, 1995                    By          /s/ JOHN MISITIGH
                                          --------------------------------------
                                                      John Misitigh
                                           Vice President, Secretary & Treasurer
                                                  (Chief Accounting Officer)










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